Brocade To Acquire McDATA
August 8, 2006
Filed by McDATA Corporation Pursuant to Rule 425
Under the Securities Act of 1933
And Deemed Filed Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: McDATA Corporation
Commission File No.: 000-31257
EXHIBIT 99.3

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
2

Securities Litigation Reform Act –
Safe Harbor and Other Disclosures
Cautionary Statement
This presentation contains statements that are forward-looking in nature, including statements regarding the completion of Brocade’s proposed acquisition of McDATA, the expected benefits of the acquisition, the financial and operational results of the acquisition and the tax treatment of the acquisition. These statements are based on current expectations on the date of this presentation and involve a number of risks and uncertainties, which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the risk that transaction does not close, including the risk that required stockholder and regulatory approvals for the acquisition may not be obtained;
the possibility that expected synergies and cost savings will not be obtained; the difficulty of integrating the business, operations and employees of the two companies; as well as developments in the market for storage area networking and related products and services.
Certain of these and other risks are set forth in more detail in the section entitled “Risk
Factors” under “Item 2. Management’s Discussion and Analysis of Financial Condition and
Results of Operations” in Brocade’s Quarterly Report on Form 10-Q for the quarter ended
April 29, 2006 and in McDATA’s Quarterly
Report
on Form 10-Q for the quarter ended April
30, 2006. Neither Brocade nor McDATA assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

Conference Call & Audio Web Cast
Speakers
– Michael Klayko, Brocade CEO
– John Kelley, McDATA CEO
– Richard Deranleau, Brocade CFO
– Tom Buiocchi, Brocade VP Marketing
Moderator
– Shirley Stacy, Brocade Investor Relations
Replay Information
– Telephone – (800) 642-1687 or (706) 645-9291
•
Passcode 4279110
– Website –
www.brocade.com/investors

Brocade to Acquire McDATA

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
5

The combination of Brocade and McDATA will
significantly benefit our customers, partners, and
shareholders and is an important step that
builds on Brocade’s vision for the next
generation data center, leveraging Brocade’s
product innovation and operational discipline

© 2006 Brocade Communications Systems, Inc. All Rights Reserved. 6 6 Agenda Key Highlights Transaction Overview Significant Synergies and Shareholder Value Financial Details Integration Summary

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
7

Key Highlights
Transaction expected to be accretive with annual synergies of approximately $100 million by the 4
th
quarter of combined
operations
Creates broader range of solutions and services that protect and extend customers’ existing investments in SAN infrastructure
Accelerates the pace of innovation to deliver next generation solutions to address customers’ information management
challenges
Benefits OEM partners by reducing operational costs, accelerating investment in differentiated solutions to jointly develop new markets, and delivering higher levels of support and service

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
8

Transaction Overview
Brocade and McDATA have entered into a definitive agreement under which Brocade will acquire McDATA in a stock-for-stock transaction
Under terms of the agreement, McDATA stockholders will receive 0.75 shares of Brocade common stock for each share of McDATA class A common stock and each share of McDATA class B common stock they held
Expect to close as early as Brocade’s first fiscal quarter 2007
Upon close, McDATA shareholders will own approximately 30% of the combined company
Based on Brocade’s closing stock prices on August 7, 2006, the transaction is valued at approximately $4.61 per McDATA share, or approximately $713 million
The transaction requires approval by both Brocade and McDATA shareholders and is subject to regulatory review

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
9

Delivering Compelling Customer Benefits
A broader range of solutions that protect and extend the billions of dollars of investments our customers have made in networked
storage
Interoperability and management unification
Acceleration in the pace of innovation to deliver new, meaningful solutions to address ongoing information management challenges
Enhanced service and support capabilities

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
10

Investment Protection and Extension
We’re committed to developing unified interoperability and
management tools to operate across the range of Brocade and
McDATA installed platforms.
We are confident that we will have the scale in both engineering and services to accelerate the time-to-market for new functionality and solutions.

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
11

Unique Benefits for Our OEM Partners
Minimize operational costs
Reduce qualification time
Accelerate investment in differentiated solutions to
jointly develop new markets
Deliver even higher levels of field support and service to
drive greater customer satisfaction

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
12

Key Advantages of Combination
Scale to take advantage of the leverage that exits in Brocade’s long-term financial model.
Strong financial position and strong cash flows
Diversification of Brocade’s business mix into adjacent high growth markets

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
13

Significant Value Creation Through Cost
Synergies
Accretive to Brocade’s EPS, on a non-GAAP basis, by the fourth quarter of combined operations
Approximately $100 million in annualized cost synergies by the fourth quarter of combined operations
Both headcount and non-headcount based expense savings
Focused on minimizing any potential revenue loss from McDATA, but for modeling purposes, can absorb up to 30% attrition and still be accretive by the fourth quarter of combined operations
Operate on a combined basis within Brocade’s long term financial model by the end of the first full year of combined operation.

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
14

Balance Sheet Implications
One-time cash restructuring and other costs including
lease write-offs, severance, and other transaction-
related fees and expenses.
Brocade will assume the cash on McDATA balance
sheet at the time of closing
Brocade will guarantee McDATA’s existing convertible
debentures
– conversion price will be adjusted based on the 0.75 exchange ratio.
Expect to generate strong cash flows from recurring
operations for the first full year of combined operations

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
15

Integration Philosophy
Brocade will lead the integration process.
We will devote significant attention and resource, including strategic advisors where required, to ensure a smooth, efficient and quick integration.
We believe Brocade’s leadership team and combined company’s
resources will allow us to quickly assess and make the appropriate decisions regarding the combined business.
We believe that we understand the integration challenges and risks associated with this transaction, and we will be decisive and swift in our actions.

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
16

Summary
We are excited about this combination
We have continued to demonstrate our commitment to
creating innovative solutions for customers, joint market
opportunities for partners, and ongoing shareholder value
Combination of Brocade and McDATA will allow us to
continue and accelerate our achievement in each of those
areas

© 2006 Brocade Communications Systems, Inc. All Rights Reserved. 17 17 Upcoming Investor Relations Events September 6 Citigroup – New York September 12 Analyst Meeting – New York

Q&A

© 2006 Brocade Communications Systems, Inc. All Rights Reserved.
19

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
Brocade plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Brocade and McData plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Brocade, McData, the transaction and related matters.  Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.
Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy
Statement/Prospectus and other documents filed with the SEC by Brocade and McData through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Registration
Statement and the Joint Proxy Statement/Prospectus from Brocade by contacting Investor Relations at (408) 333-5767 or
investor-relations@brocade.com or from McData by contacting Investor Relations (408) 567-5815 or
investor_relations@mcdata.com.
Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McData in connection with the transaction described herein.  Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above.  Additional information regarding these directors and executive officers is also included in Brocade’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about February 24, 2006.  This document is available free of charge at the SEC’s web site at www.sec.gov and from
Brocade by contacting Brocade at Investor Relations at (408) 333-5767 or investor-relations@brocade.com.
McData and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McData in connection with the transaction described herein.  Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above.  Additional information regarding these directors and executive officers is also included in McData’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 9, 2006.  This document is available free of charge at the SEC’s web site at www.sec.gov and from McData by contacting McData at Investor Relations (408) 567-5815 or investor_relations@mcdata.com.